                                  SCHEDULE 14C
                                 (Rule 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION
             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934
                         (Amendment No. ______________)

Check the appropriate box:

         [ ]      Preliminary Information Statement
         [ ]      Confidential, for Use of the Commission
                  Only (as permitted by Rule 14c-5(d)(2)).
         [X]      Definitive Information Statement

                       BOBBY ALLISON WIRELESS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[ ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies:
         (2)      Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)      Proposed maximum aggregate value of transaction:
         (5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:


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                       BOBBY ALLISON WIRELESS CORPORATION
                         2055 LAKE AVENUE, S.E., SUITE A
                              LARGO, FLORIDA 33771
                                 (727) 584-7902

                                ----------------

                              INFORMATION STATEMENT

         The following information is furnished to holders of Common Stock of the Company in connection with the proposed unanimous consent of the shareholders to be taken in lieu of a special meeting of the common shareholders of Bobby Allison Wireless Corporation (the "Company") for the purpose of amending the Articles of Incorporation of the Company to change certain provisions regarding the Company's Series C Preferred Stock, no shares of which are currently issued or outstanding. A copy of the Unanimous Consent for execution by you along with a copy of the proposed Articles of Amendment are enclosed with this Information Statement. This Information Statement is first being mailed to holders of Series A Preferred Stock on or about June 14, 1999.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                               GENERAL INFORMATION

VOTING RIGHTS AND RECORD DATE

         In accordance with the Articles of Incorporation of the Company, a majority of the holders of the Common Stock of the Company have the right to amend the Articles of Incorporation. The holders of Series A Preferred Stock and Series B Preferred Stock are not eligible to vote on the proposed amendments except in the event of a default by the Company on any payments to the holders of Series A Preferred Stock and/or the holders of Series B Preferred Stock.

         Holders of common stock of record at the close of business on June 2, 1999, are entitled to vote on the proposed Amendment. As of June 2, 1999, there were 480,000 shares of the Company's Common Stock issued and outstanding, and entitled to vote. The holders of the Common Stock are entitled to one vote per share.

EXPENSES OF SOLICITATION

         The cost of soliciting proxies is paid by the Company. Solicitation is being made principally by mail; in addition certain officers and directors of the Company and persons acting under their instructions may also solicit proxies on behalf of management by telephone or in person. The cost of such additional solicitation, if any, and such expenses is not expected to be material.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth the number and percentage of outstanding shares of Common Stock beneficially owned as of June 1, 1999 by (i) each person or entity known by the Company to own more than 5% of the outstanding Common Stock; (ii) each Named Executive Officer of the Company; (iii) each director of the Company, and (iv) all executive officers and directors of the Company as a group.

NAME OF BENEFICIAL OWNER                     SHARES(1)           PERCENTAGE(2)
------------------------                     ---------           -------------
Robert L. McGinnis (3)                        197,498               25.90%
2055 Lake Avenue, S.E., Suite A
Largo, Florida 33771

James L. Ralph(3)                             197,498               25.90%
2055 Lake Avenue, S.E., Suite A
Largo, Florida 33771


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James S. Holbrook, Jr.(4)(5)                           279,976         37.29%
1901 Sixth Avenue North, Suite 2100
Birmingham, Alabama 35203

Sterne, Agee & Leach Group, Inc.(5)                    246,648         32.85%
1901 Sixth Avenue North
Birmingham, Alabama 35203

Sterne, Agee & Leach, Inc. (5)                         246,648         32.85%
1901 Sixth Avenue North
Birmingham, Alabama 35203

The Trust Company of Sterne, Agee & Leach, Inc.(5)     246,648         32.85%
800 Shades Creek Parkway, Suite 125
Birmingham, Alabama 35209

All directors and executive officers as a group        674,972         85.57%
(3 persons)


(*) Indicates beneficial ownership of less than 1% of the outstanding shares of the Company's Common Stock.

(1) Includes shares of Common Stock owned and shares of Common Stock into which shares of convertible preferred stock of the Company owned by such person is convertible. The only actual owners of the Company's Common Stock are Robert L. McGinnis, James L. Ralph, Sterne, Agee & Leach, Inc. and The Trust Company of Sterne, Agee & Leach, Inc.

(2) Calculated pursuant to Rule 13d-3(d) under the Securities Exchange Act of 1934 ("Exchange Act"). Under Rule 13d-3(d), shares not outstanding which are subject to options exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by any other person listed. As of December 31, 1998, the Company had 750,790 shares of Common Stock outstanding.

(3) Messrs, McGinnis and Ralph are Named Executive Officers, directors and five
(5) percent shareholders. Each of Messrs, McGinnis and Ralph hold an option to purchase up to 10,000 shares of Common Stock at $6.00 per share which are currently exercisable.

(4) Mr. Holbrook is a director, 5% beneficial owner and served as Chairman and CEO from August 27 through December 31, 1998.

(5) Mr. Holbrook (33,328 shares), Sterne, Agee & Leach Group, Inc. (99,948 shares) Sterne, Agee and Leach, Inc., (30,000 shares) and The Trust Company of Sterne, Agee & Leach, Inc. (116,664 shares) constitute a voting group under Rule 13d-1 as defined in the Exchange Act. Mr. Holbrook disclaims beneficial ownership of all securities held by Sterne, Agee & Leach Group, Inc., Sterne, Agee & Leach, Inc. and The Trust Company of Sterne, Agee & Leach, Inc. Sterne, Agee & Leach Group, Inc., Sterne, Agee & Leach, Inc. and The Trust Company of Sterne, Agee & Leach, Inc. as trustees disclaim beneficial ownership of all securities held by The Trust Company of Sterne, Agee & Leach, Inc. for the benefit of third parties.


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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Pursuant to the Merger, each of Messrs. McGinnis and Ralph were issued debentures of the Company in the principal amount $125,000 payable in installment over three (3) years at an interest rate of 7.5% per annum.

                     AMENDMENT TO ARTICLES OF INCORPORATION

         The Company's Articles of Incorporation currently authorize the issuance of 250 shares of 7.5% Series C Convertible Preferred Stock, par value $1.00 per share, each share of which is convertible into 4,166 shares of the Company's common stock; however, there are currently no shares outstanding. Each share of 7.5% Series C Convertible Preferred Stock has a right to receive a dividend out of funds legally available therefor equal to 7.5% per annum of the initial purchase price payable semi-annual. Further, the Articles of Incorporation require the Company to redeem each share of 7.5% Series C Convertible Preferred Stock five (5) years after the date of issuance as long as the Company has funds legally available therefor ("Mandatory Redemption"). The Company anticipates issuing shares of its 7.5% Series C Convertible Preferred Stock but desires to make certain amendments to the terms of the 7.5% Series C Convertible Preferred Stock as set forth in the proposed unanimous consent and Articles of Amendment. First, the Company desires to amend the dividend rate from 7.5% per annum to that certain percentage per annum as determined by the resolution of the Board of Directors at the time of issuance but not to exceed 7.5%. Second, the Company desires to eliminate the Mandatory Redemption provision with respect to the 7.5% Series C Convertible Preferred Stock. See the proposed Articles of Amendment attached hereto as Exhibit A.

                                              By Order of the Board of Directors


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                                    EXHIBIT A
                                    ---------

                     THIRD AMENDMENT TO AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                       BOBBY ALLISON WIRELESS CORPORATION

         WHEREAS, Bobby Allison Wireless Corporation (the "Corporation"), a Florida corporation, filed with the Florida Department of State on December 1, 1998 its Amended and Restated Articles of Incorporation (the "Articles"); and

         WHEREAS, as permitted by Florida Statute Section 607.1001, the Corporation reserved the right to amend the Articles pursuant to Article IX of the Articles; and

         WHEREAS, the Corporation amended the Articles pursuant to its First Amendment to Amended And Restated Articles of Incorporation filed with the Florida Department of State on December 28, 1998; and

         WHEREAS, the Corporation amended the Articles pursuant to its Second Amendment to Amended And Restated Articles of Incorporation filed with the Florida Department of State on March 1, 1999; and

         WHEREAS, the Corporation desires to further amend its Articles to amend certain provisions relating to the 7.5% Series C Convertible Preferred Stock of the Corporation; and

         WHEREAS, the Corporation is owned by both common stockholders and preferred stockholders, but the Corporation's preferred stockholders are not entitled to vote with respect to the amendment hereinafter set forth; and

         WHEREAS, the amendment hereinafter set forth has been adopted with the consent of, and has been approved by, all of the Corporation's common stockholders and all of the Corporation's Board of Directors.

         NOW, THEREFORE, the Articles are hereby amended as follows:

         1. Article IV, Section 4.1(a) shall be amended by deleting any references to 7.5% with respect to the Series C Convertible Preferred Stock of the Corporation.

         2. Article IV, Section 4.2(b) of the Articles shall be deleted in its entirety and the following Article IV, Section 4.2(b) shall be inserted in lieu thereof:

                  (b) DIVIDENDS. The holders of the Series A Preferred Stock and Series B Preferred Stock shall be entitled to receive out of funds legally available therefor, dividends at the annual rate of seven and one-half percent (7.5%) based on the Series A Initial Purchase Price and the Series B Initial Purchase Price, as applicable. The holders of the Series C Preferred Stock shall be entitled to receive out of funds legally available therefor, dividends at an annual rate based upon the Series C Initial Purchase Price as set by the Board of Directors of the Corporation in accordance with Florida Statute 607.0602 which provides in pertinent part that, prior to the issuance of any Series C Preferred Stock, the Board of Directors shall (i) determine the dividend rate and
         (ii) deliver to the Department of State for filing articles of amendment reflecting the so determined dividend rate. In no event, however, may the dividend rate on the Series C Preferred Stock exceed seven and one-half percent (7.5%) and the dividend rate as set shall be the same for all shares of Series C Preferred Stock. Dividends on the Series A Preferred Stock and the Series B Preferred Stock shall accrue on a daily basis and shall be payable in cash semi-annually on January 1 and July 1 of each year for so long as any Series A Preferred Stock or Series B Preferred Stock remains outstanding. Dividends on the Series C Preferred Stock shall accrue on a daily basis and shall be payable in cash semi-






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         annually on April 1 and October 1 of each year for so long as any
         Series C Preferred Stock remains outstanding. Dividends on the Preferred Stock, including, without limitations, any accrued and unpaid dividends and liquidating distributions, shall be paid before any dividends or other distributions shall be declared or paid or set aside for payment on any Subordinate Stock; provided, further, that any such dividends shall be paid on the Series A Preferred Stock and Series B Preferred Stock before any dividends or other distributions shall be declared or paid or set aside for payment on any Series C Preferred Stock.

         3. Article IV, Section 4.2(e)(i) shall be deleted in its entirety, and the following Article IV, Section 4.2(e)(i) shall be inserted in lieu thereof:

                  (i) MANDATORY REDEMPTION. To the extent the Corporation shall have funds legally available for such payment, the Corporation shall redeem each share of Series A Preferred Stock and each share of Series B Preferred Stock on each date which is five (5) years after the Series A Initial Issue Date and the Series B Initial Issue Date (the "Mandatory Redemption Date"). Payment shall be made in immediately available funds payable to the holder on the Mandatory Redemption Date. Any payment made after the Mandatory Redemption Date shall be at the Delinquent Redemption Price.

         IN WITNESS WHEREOF, the undersigned officers of the Corporation have executed this Third Amendment to Amended and Restated Articles of Incorporation on the date or dates set forth below, to be effective for all purposes as of July 5, 1999.

                           BOBBY ALLISON WIRELESS CORPORATION


                           By:
                              --------------------------------------------------
                              Robert L. McGinnis, as its Chief Executive Officer and Chairman of the Board

                           Date:
                                ------------------------------------------------

                           By:
                              --------------------------------------------------
                              James L. Ralph, as its President and Secretary

                           Date:
                                ------------------------------------------------

                       BOBBY ALLISON WIRELESS CORPORATION
                        ACTION BY CONSENT OF SHAREHOLDERS

         The undersigned persons, being all of the common shareholders of Bobby Allison Wireless Corporation (the "Corporation"), a Florida corporation, hereby adopt and approve this Action By Consent by unanimous written consent pursuant to Florida Statue Section 607.0704.

         RESOLVED, the shareholders of the Corporation hereby adopt and approve the Third Amendment To Amended And Restated Articles of Incorporation, which is attached hereto as Exhibit "A" ("Amendment"), incorporated by reference, and made a part hereof, and which changes certain provisions relating to the 7.5% Series C Convertible Preferred Stock, particularly the dividend rate shall be changed from 7.5% to a rate to be determined by resolution of the Board of Directors at the time of issuance and the elimination of the five year mandatory redemption.

         RESOLVED FURTHER, that the officers of the Corporation are authorized to take all actions and execute and file all documents necessary to effect the Amendment.

         IN WITNESS WHEREOF, the undersigned common shareholders have executed this Action on the date or dates set forth below.


                               -----------------------------------------------
                               Robert L. McGinnis


                               Date:
                                    ------------------------------------------


                               -----------------------------------------------
                               James L. Ralph


                               Date:
                                    ------------------------------------------


                               STERNE, AGEE & LEACH, INC.


                               -----------------------------------------------
                               James S. Holbrook, Jr., as its Chairman and CEO


                               Date:
                                    ------------------------------------------


                               THE TRUST COMPANY OF STERNE, AGEE & LEACH,
                               INC.


                               -----------------------------------------------
                               William Keith, as its President


                               Date:
                                    ------------------------------------------

                                    EXHIBIT A
                                    ---------

                     THIRD AMENDMENT TO AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                       BOBBY ALLISON WIRELESS CORPORATION

         WHEREAS, Bobby Allison Wireless Corporation (the "Corporation"), a Florida corporation, filed with the Florida Department of State on December 1, 1998 its Amended and Restated Articles of Incorporation (the "Articles"); and

         WHEREAS, as permitted by Florida Statute Section 607.1001, the Corporation reserved the right to amend the Articles pursuant to Article IX of the Articles; and

         WHEREAS, the Corporation amended the Articles pursuant to its First Amendment to Amended And Restated Articles of Incorporation filed with the Florida Department of State on December 28, 1998; and

         WHEREAS, the Corporation amended the Articles pursuant to its Second Amendment to Amended And Restated Articles of Incorporation filed with the Florida Department of State on March 1, 1999; and

         WHEREAS, the Corporation desires to further amend its Articles to amend certain provisions relating to the 7.5% Series C Convertible Preferred Stock of the Corporation; and

         WHEREAS, the Corporation is owned by both common stockholders and preferred stockholders, but the Corporation's preferred stockholders are not entitled to vote with respect to the amendment hereinafter set forth; and

         WHEREAS, the amendment hereinafter set forth has been adopted with the consent of, and has been approved by, all of the Corporation's common stockholders and all of the Corporation's Board of Directors.

         NOW, THEREFORE, the Articles are hereby amended as follows:

         1. Article IV, Section 4.1(a) shall be amended by deleting any references to 7.5% with respect to the Series C Convertible Preferred Stock of the Corporation.

         2. Article IV, Section 4.2(b) of the Articles shall be deleted in its entirety and the following Article IV, Section 4.2(b) shall be inserted in lieu thereof:

                  (b) DIVIDENDS. The holders of the Series A Preferred Stock and Series B Preferred Stock shall be entitled to receive out of funds legally available therefor, dividends at the annual rate of seven and one-half percent (7.5%) based on the Series A Initial Purchase Price and the Series B Initial Purchase Price, as applicable. The holders of the Series C Preferred Stock shall be entitled to receive out of funds legally available therefor, dividends at an annual rate based upon the Series C Initial Purchase Price as set by the Board of Directors of the Corporation in accordance with Florida Statute 607.0602 which provides in pertinent part that, prior to the issuance of any Series C Preferred Stock, the Board of Directors shall (i) determine the dividend rate and
         (ii) deliver to the Department of State for filing articles of amendment reflecting the so determined dividend rate. In no event, however, may the dividend rate on the Series C Preferred Stock exceed seven and one-half percent (7.5%) and the dividend rate as set shall be the same for all shares of Series C Preferred Stock. Dividends on the Series A Preferred Stock and the Series B Preferred Stock shall accrue on a daily basis and shall be payable in cash semi-annually on January 1 and July 1 of each year for so long as any Series A Preferred Stock or Series B Preferred Stock remains outstanding. Dividends on the Series C Preferred Stock shall accrue on a daily basis and shall be payable in cash semi-annually on April 1 and October 1 of each year for so long as any Series C Preferred Stock remains


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         outstanding. Dividends on the Preferred Stock, including, without limitations, any accrued and unpaid dividends and liquidating distributions, shall be paid before any dividends or other distributions shall be declared or paid or set aside for payment on any Subordinate Stock; provided, further, that any such dividends shall be paid on the Series A Preferred Stock and Series B Preferred Stock before any dividends or other distributions shall be declared or paid or set aside for payment on any Series C Preferred Stock.

         3. Article IV, Section 4.2(e)(i) shall be deleted in its entirety, and the following Article IV, Section 4.2 (e)(i) shall be inserted in lieu thereof:

                  (i) MANDATORY REDEMPTION. To the extent the Corporation shall have funds legally available for such payment, the Corporation shall redeem each share of Series A Preferred Stock and each share of Series B Preferred Stock on each date which is five (5) years after the Series A Initial Issue Date and the Series B Initial Issue Date (the "Mandatory Redemption Date"). Payment shall be made in immediately available funds payable to the holder on the Mandatory Redemption Date. Any payment made after the Mandatory Redemption Date shall be at the Delinquent Redemption Price.

         IN WITNESS WHEREOF, the undersigned officers of the Corporation have executed this Third Amendment to Amended and Restated Articles of Incorporation on the date or dates set forth below, to be effective for all purposes as of July 5, 1999.

                       BOBBY ALLISON WIRELESS CORPORATION

                       By:
                            ------------------------------------------
                            Robert L. McGinnis, as its Chief Executive Officer and Chairman of the Board

                       Date:
                            ------------------------------------------


                       By:
                           ------------------------------------------
                           James L. Ralph, as its President and Secretary


                       Date:
                            ------------------------------------------

                           [Bobby Allison Letterhead]






                                  June 15, 1999



Dear Shareholder:

         We have enclosed a unanimous consent of the shareholders and information statement for your consideration. The unanimous consent provides for the amendment of the Articles of Incorporation in order to amend certain terms of the 7.5% Series C Convertible Preferred Stock, particularly the dividend rate shall be changed from 7.5% to a rate to be determined by resolution of the Board of Directors at the time of issuance but not to exceed 7.5% and the elimination of the five year mandatory redemption. Please execute the unanimous consent of the shareholders where indicated and return to me in enclosed, self-addressed prepaid envelope.

                                            Very truly yours,



                                            Robert L. McGinnis
                                            Chairman and Chief Executive Officer